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RS INVESTMENT TRUST

PROSPECTUS SUPPLEMENT
TO PROSPECTUS DATED MAY 1, 2004,
AS REVISED DECEMBER 7, 2004

YOUR INVESTMENT

The following paragraph is added in the section entitled
"Portfolio Managers" on page 34 of the Prospectus:

"MACKENZIE B. DAVIS has been a co-portfolio manager of the RS Global Natural Resources Fund since January 2005.
Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as an analyst at Fidelity Management & Research Company.
Previously, he was a vice president at Fidelity Capital
Markets. He was also an analyst at Goldman, Sachs &
Company. Mr. Davis holds an A.B. from Brown University in
Mathematical Economics and Modern American History. He is a Charted Financial Analyst."

ANDREW P. PILARA, JR. continues to manage the RS GLOBAL
NATURAL RESOURCES FUND, the RS PARTNERS FUND, and the
RS VALUE FUND.


January 3, 2005

P442

532934

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